Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events
Subsequent Events

14.Subsequent Events

Management has evaluated all transactions and events through March 29, 2024, the date on which these consolidated financial statements were available to be issued, and other than the following there are no other items that would adjust the consolidated financial statements or require additional disclosures.

In January 2024, the maturity date of the loan of $776,000 from i Best Investment was extended for two (2) month from the disclosed maturity date. In March 2024, the Company repaid i Best Investment loan of $2,327,000, and the remaining outstanding loans were extended for three (3) months to June 2024 (see Note 4).

In January 2024, GCT R&D, a subsidiary of the Company, borrowed a short term loan of $237,000 from NJ Holdings, a related party. The loan had a seven (7) days maturity and carries 0% of interest rate. Kyeongho Lee provided the payment guarantee. In February and March 2024, GCT R&D repaid $237,000.

In January, February and March 2024, GCT R&D repaid term loan of $613,000 to Kyeongho Lee.

In February and March 2024, the Company issued convertible promissory notes of $11.3 million to Korean investors. The convertible promissory notes mature in February and March 2027 and have a conversion price of $6.67 per share. The convertible promissory notes will be automatically converted to common stock upon the closing of the transaction with Concord Acquisition Corp III discussed in Note 1.

In February 2024, the Company issued a convertible promissory note of $5.0 million to a U.S. company. The convertible promissory note matures in February 2026 and has a conversion price of $10.00 per share. The convertible promissory note holder can demand conversion to common stock on or after the earlier of i) completion of the SPAC transaction and ii) six (6) months from issuance date.

On March 15, 2024, the Board of Directors approved a term sheet of equity line of credit (ELOC) facility proposed by an investment banking firm. Under this facility, the Company may issue and sell shares common stock, from time to time, to an affiliate of the investment banking firm at a price equal to a specified percentage of VWAP (Volume Weighted Average Price) of the stock on NYSE up to an aggregate amount of $50 million. The term sheet is not binding and subject to completion of definitive agreements, and the Board of Directors delegated authority to the management to negotiate and finalize definitive agreements for the facility.

On March 26, 2024, Concord Acquisition Corp III consummated its Business Combination with the Company, pursuant to the Business Combination Agreement, dated as of November 2, 2023, and changed name to GCT Semiconductor Holding, Inc. (“GCT Holding”).

On March 26, 2024, in accordance with the terms of the Business Combination Agreement, the Company’s all outstanding warrants were assumed by GCT Holding.

On March 26, 2024, the Company terminated the 2011 Plan. As a result, all outstanding options and RSUs under the 2011 Plan were assumed by GCT Holding in accordance with the terms of the Business Combination Agreement.

On March 26, 2024, the convertible promissory notes (“CPN”) principal and related accrued interest balance of $32,087,000 and the convertible notes to SPAC shares (“CVT”) principal and related accrued interest balance of $13,370,000 were converted into 4,258,223 and 2,004,535 shares of GCT Holding common stock, respectively.

On March 26, 2024, as consideration for the $30.2 million PIPE Financing, the Company issued 4,529,967 shares of GCT Holding common stock to PIPE Shareholders.